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                                                                   Exhibit 10.37


                                                                  EXECUTION COPY

                                  $300,000,000

                       FAIRCHILD SEMICONDUCTOR CORPORATION
             10-3/8% SENIOR SUBORDINATED NOTES DUE OCTOBER 1, 2007
                               PURCHASE AGREEMENT

                                                                  March 30, 1999

CREDIT SUISSE FIRST BOSTON CORPORATION
MORGAN STANLEY & CO. INCORPORATED
SALOMON SMITH BARNEY INC.
FLEET SECURITIES, INC.

Ladies and Gentlemen:
         1. INTRODUCTORY. Fairchild Semiconductor Corporation, a Delaware corporation ("FAIRCHILD" or the "ISSUER"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several initial purchasers named in Schedule A hereto (the "INITIAL PURCHASERS") $300,000,000 principal amount of its 10-3/8% Senior Subordinated Notes Due October 1, 2007 (the "OFFERED SECURITIES"). The Offered Securities will be unconditionally guaranteed (the "GUARANTEES") on a senior subordinated basis by FSC Semiconductor Corporation, a Delaware corporation ("FSC SEMICONDUCTOR"), and each existing and subsequently organized domestic subsidiary of the Issuer who become guarantors under the Credit Agreement (as defined) (together with FSC Semiconductor, the "GUARANTORS"). The Offered Securities are to be issued under an indenture to be dated April 1999 (the "INDENTURE"), among the Issuer, the Guarantors and United States Trust Company of New York, as Trustee (the "TRUSTEE").

         The Offered Securities are being issued and sold in connection with (i) the consummation of the acquisition contemplated by the Business Transfer Agreement, dated December 20, 1998 (the "BUSINESS TRANSFER AGREEMENT") (and related product supply, foundry services and other ancillary agreements), between the Issuer and Samsung Electronics Co., Ltd. ("SAMSUNG"), pursuant to which the Issuer has agreed to acquire (the "ACQUISITION") Samsung's Power Device Business (the "PD BUSINESS") and (ii) the refinancing of certain of the Issuer's existing bank indebtedness. To consummate the Acquisition and the refinancing, (i) the Issuer will issue the Offered Securities, (ii) the Issuer will enter into a credit agreement to be dated as of April 13, 1999 (and the related guarantees and security documents) (collectively, the "CREDIT AGREEMENT"), among the Issuer, the Guarantors signatory thereto, Credit Suisse First Boston, New York branch, as administrative agent, and the Lenders named therein and (iii) Citicorp Mezzanine Partners, L.P. (the "Mezzanine Fund") will contribute $50.0 million in cash to FSC Semiconductor in exchange for a promissory note and a warrant to purchase common stock of FSC Semiconductor, and FSC Semiconductor will contribute such $50.0 million to the Issuer as a capital contribution (together with the Acquisition and the execution of the Credit Agreement, the "TRANSACTIONS").

         The Offered Securities will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933 (the "SECURITIES ACT"), in reliance upon an exemption therefrom. Prior to the Closing Date (as defined herein), the Issuer will deliver to the Initial Purchasers a Preliminary Offering Circular (as defined herein) setting forth the information concerning the Issuer and the Offered Securities. Any references herein to the Offering Circular (as defined herein) shall be deemed to include all amendments and supplements thereto, unless otherwise noted. The Issuer hereby confirms that it has authorized the use of the Offering Document (as defined herein) in connection with the offering and resale of the Offered Securities by the Initial Purchasers in accordance with Section 2 hereof.

         Holders of the Offered Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement dated the date hereof, among the Issuer, the Guarantors and the Initial Purchasers (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Issuer will agree to file with the Securities and Exchange Commission (the "COMMISSION") (i) a registration statement under the Securities Act (the "EXCHANGE OFFER REGISTRATION STATEMENT") registering an issue of senior subordinated notes of the Issuer (the "EXCHANGE NOTES"), which are identical in all material respects to the Offered Securities (except that the Exchange Notes will not contain terms with respect to transfer restrictions and interest rate increase) and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act (the "SHELF REGISTRATION STATEMENT").

         This Agreement, the Registration Rights Agreement and the Indenture are referred to herein collectively as the "OPERATIVE DOCUMENTS." The agreements relating to the Transactions are referred to herein collectively as the "TRANSACTION AGREEMENTS."

         As used in this Agreement, references to "SUBSIDIARY" and "SUBSIDIARIES" mean each subsidiary and all subsidiaries, respectively, of the Issuer prior to giving effect to the Acquisition.

         Capitalized terms used but not defined herein shall have the meanings given to such terms in the Offering Document.

         The Issuer and the Guarantors hereby agree with the Initial Purchasers as follows:

         2. REPRESENTATIONS AND WARRANTIES OF THE ISSUER AND THE GUARANTORS. The Issuer and the Guarantors jointly and severally represent and warrant to, and agree with, the several Initial Purchasers as set forth below, it being understood that the representations and warranties relating to the PD Business are qualified by the knowledge of the Issuer and the Guarantors:

                  (a) A confidential preliminary offering circular dated March 15, 1999 (the "PRELIMINARY OFFERING CIRCULAR") and a confidential offering circular dated March 31, 1999 (the "OFFERING CIRCULAR"), relating to the Offered Securities have been prepared by the Issuer. Such Preliminary Offering Circular and Offering Circular, as supplemented as of the date of this Agreement are hereinafter collectively referred to as the "OFFERING DOCUMENT." As of its respective dates, the Offering Document does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Issuer by any Initial Purchaser through Credit Suisse First Boston Corporation ("CSFBC") specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.

                  (b) Each of the Issuer and FSC Semiconductor has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and each of the Issuer and FSC Semiconductor is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the business, assets, operations, properties, financial condition, liabilities or prospects of the Issuer, FSC Semiconductor and the Subsidiaries taken as a whole, or would not materially and adversely affect the ability of each of the Issuer and the Guarantors to perform their

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         respective obligations under the Operative Documents and the
         Transaction Documents (a "MATERIAL ADVERSE EFFECT").

                  (c) Each Subsidiary has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and each Subsidiary is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to so qualify or be in good standing would not have a Material Adverse Effect; all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each Subsidiary owned by the Issuer, directly or through Subsidiaries, is owned free from liens, encumbrances and defects, other than as described in the Offering Document.

                  (d) The Indenture has been duly authorized by the Issuer and each Guarantor; the Guarantees have been duly authorized by each Guarantor; the Offered Securities have been duly authorized by the Issuer; and when the Offered Securities are delivered by the Issuer and authenticated by the Trustee and paid for pursuant to this Agreement on the Closing Date (as defined below), the Indenture will have been duly executed and delivered, such Offered Securities will have been duly executed, authenticated, issued and delivered and will conform in all material respects to the description thereof contained in the Offering Document and the Indenture and such Offered Securities will constitute valid and legally binding obligations of the Issuer and each Guarantor, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws, now or hereinafter in effect, relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                  (e) This Agreement has been duly authorized, executed and delivered by the Issuer and each Guarantor.

                  (f) The Registration Rights Agreement has been duly authorized by the Issuer and each Guarantor and will conform in all material respects to the description thereof in the Offering Document and, when the Registration Rights Agreement has been duly executed and delivered by the Initial Purchasers, will constitute a valid and binding obligation of the Issuer and each Guarantor, enforceable against the Issuer and each Guarantor in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws, now or hereinafter in effect, relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and except that any rights to indemnity and contribution may be limited by Federal and state securities laws and public policy considerations.

                  (g) There are no contracts, agreements or understandings between the Issuer or any Guarantor and any person that would give rise to a valid claim against the Issuer, any Guarantor or any Initial Purchaser for a brokerage commission, finder's fee or other like payment, other than to the Initial Purchasers, in connection with any transactions contemplated by this Agreement.

                  (h) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 4 of this Agreement, no consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the performance by the

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         Issuer or the Guarantors of their obligations under the Operative
         Documents or in connection with the issuance and sale of the Offered Securities by the Issuer, except as may be required under the Securities Act and the Rules and Regulations of the Commission thereunder with respect to the Registration Rights Agreement and the transactions contemplated thereunder and such as may be required by state securities or blue sky laws in connection with the offer and sale of the Offered Securities.

                  (i) The execution, delivery and performance of the Operative Documents and the Transaction Agreements by each of the Issuer, the Guarantors and Subsidiaries (to the extent a party thereto) and the issuance and sale of the Offered Securities by the Issuer, and compliance with the terms and provisions thereof, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any domestic or, to the knowledge of the Issuers and the Guarantors, foreign, statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over FSC Semiconductor, the Issuer or any Subsidiary or any of their properties, or any agreement or instrument to which FSC Semiconductor, the Issuer or any such Subsidiary is a party or by which FSC Semiconductor, the Issuer or any such Subsidiary is bound or to which any of the properties of FSC Semiconductor, the Issuer or any such Subsidiary is subject, or the charter or by-laws of FSC Semiconductor, the Issuer or any such Subsidiary, and the Issuer has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

                  (j) To the knowledge of the Issuer and the Guarantors without independent investigation, the execution, delivery and performance by Samsung and Mezzanine Fund of the Transaction Agreements and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any domestic or, to the knowledge of the Issuers and the Guarantors, foreign statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over Samsung or Mezzanine Fund or any of their properties, or any agreement or instrument to which Samsung or Mezzanine Fund is bound or to which any of the properties of Samsung or Mezzanine Fund is subject, or the charter or by-laws of Samsung or Mezzanine Fund.

                  (k) Except as disclosed in the Offering Document, each of the Issuer, FSC Semiconductor, the Subsidiaries and the PD Business has a good and marketable title to all real properties and all other properties and assets owned by them and necessary to conduct the business now operated by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Offering Document, each of the Issuer, FSC Semiconductor, the Subsidiaries and the PD Business holds any leased real or personal property necessary to the conduct of the business now operated by them under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

                  (l) Each Transaction Agreement has been or will be duly authorized, executed and delivered by each of the Issuer, the Guarantors and the Subsidiaries and, to the knowledge of the Issuer and the Guarantors without independent verification, by Samsung and Mezzanine Fund (to the extent a party thereto) and conforms in all material respects to the descriptions thereof in the Offering Document. Each Transaction Agreement, when executed or when so executed, will constitute a valid and legally binding obligation of each of the Issuer, the Guarantors and the Subsidiaries (to the extent a party thereto) and will be enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws, now or hereinafter in

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         effect, relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). The Issuer has delivered to the Initial Purchasers a true and correct copy of the Business Transfer Agreement in the form originally executed, and there have been no amendments or waivers to the Business Transfer Agreement (or exhibits or schedules thereto) other than those as to which the Initial Purchasers have been advised. At the Closing Date, the Issuer will deliver to the Initial Purchasers true and correct copies of all other Transaction Agreements in the form originally executed.

                  (m) Each of the Issuer, FSC Semiconductor, the PD Business and the Subsidiaries possesses adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business presently operated and conducted by them, subject to such qualifications as may be set forth in the Offering Document or except where the failure to so possess would not, singularly or in the aggregate, have a Material Adverse Effect; and has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Issuer, FSC Semiconductor, the PD Business or any Subsidiary, would individually or in the aggregate have a Material Adverse Effect.

                  (n) No material labor dispute with the employees of any of the Issuer, FSC Semiconductor, the PD Business or any Subsidiary exists or, to the knowledge of the Issuer or any Guarantor, is imminent, that might have a Material Adverse Effect.

                  (o) Each of the Issuer, FSC Semiconductor, the PD Business and the Subsidiaries owns, possesses, has the right to use by license or otherwise, or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated by them and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Issuer, FSC Semiconductor, the PD Business or any Subsidiary, would individually or in the aggregate have a Material Adverse Effect.

                  (p) Except as disclosed in the Offering Document, none of the Issuer, FSC Semiconductor, the PD Business or any Subsidiary is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and neither the Issuer nor any Guarantor is aware of any pending investigation which might lead to such a claim.

                  (q) Except as disclosed in the Offering Document, there are no pending actions, suits or proceedings against or affecting the Issuer, FSC Semiconductor, the PD Business, any Subsidiary or any of their respective properties that, if determined adversely to the Issuer, FSC Semiconductor, the PD Business or any Subsidiary, would individually or in the aggregate have a Material Adverse Effect or which are otherwise material in the context of the sale of the Offered Securities and the consummation of the Transactions; and no such actions, suits or proceedings are, to the Issuer's or any Guarantor's knowledge, threatened.

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                  (r) The financial statements of the Issuer and FSC
         Semiconductor included in the Offering Document present fairly the financial position of the Issuer and its consolidated Subsidiaries and FSC Semiconductor on the basis stated in the Offering Document as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the unaudited pro forma financial statements, and the related notes thereto, included in the Offering Document and the assumptions used in preparing such pro forma financial statements are a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

                  (s) To the knowledge of the Issuer and the Guarantors, the financial statements of the PD Business included in the Offering Document present fairly the financial position of the PD Business as of the dates shown and its results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the unaudited pro forma financial statements, and the related notes thereto, included in the Offering Document and the assumptions used in preparing such pro forma financial statements are a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

                  (t) Except as disclosed in the Offering Document, (i) there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Issuer, FSC Semiconductor and the Subsidiaries taken as a whole, since the date of the most recent audited financial statements of the Issuer and FSC Semiconductor included in the Offering Document or of the PD Business since the date of the most recent audited financial statements of the PD Business included in the Offering Document and
         (ii) there has been no dividend or distribution of any kind declared, paid or made by the Issuer or any Guarantor on any class of its capital stock since the date of the most recent audited financial statements of the Issuer and FSC Semiconductor included in the Offering Document.

                  (u) Neither the Issuer nor any Guarantor is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "INVESTMENT COMPANY ACT"); and each of the Issuer and the Guarantors is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will not be an "investment company" as defined in the Investment Company Act.

                  (v) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Offered Securities or the Guarantees are listed on any national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), or quoted in a U.S. automated inter-dealer quotation system.

                  (w) Assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 4 hereof, the offer and sale of the Offered Securities by the Issuer to the

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         several Initial Purchasers in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof and Regulation S; and it is not necessary to qualify the indenture in respect of the Offered Securities under the United States Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT").

                  (x) None of the Issuer or any Guarantor, nor any of their affiliates, nor any person acting on their behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Offered Securities or any Guarantee or any security of the same class or series as the Offered Securities or any Guarantee or (ii) has offered or will offer or sell the Offered Securities or any Guarantee (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any securities sold in reliance on Rule 903 of Regulation S, by means of any directed selling efforts within the meaning of Rule 902(b) of Regulation S. Neither the Issuer nor any Guarantor has entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities or the Guarantees except for this Agreement.

                  (y) The Issuer is subject to Section 13 or 15(d) of the Exchange Act.

                  (z) There is no "substantial U.S. market interest" as defined in Rule 902(j) of Regulation S in the Issuer's or any Guarantor's debt securities or in the Exchange Notes (as defined in the Registration Rights Agreement).

                  (aa) None of the Issuer, FSC Semiconductor and the Subsidiaries or, to the best knowledge of the Issuer, FSC Semiconductor or any Subsidiary, any director, officer, agent, employee or other person associated with or acting on behalf of the Issuer, FSC Semiconductor or any Subsidiary has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                  3. PURCHASE, SALE AND DELIVERY OF OFFERED SECURITIES. On the basis of the representations, warranties and agreements contained herein, but subject to the terms and conditions set forth herein, the Issuer agrees to sell to the Initial Purchasers, and the Initial Purchasers agree, severally and not jointly, to purchase from the Issuer, at a purchase price of 97% of the principal amount thereof plus accrued interest from April 7 to the Closing Date (as hereinafter defined), the respective principal amounts of Offered Securities set forth opposite the names of the several Initial Purchasers in Schedule A hereto.

         The Issuer will deliver against payment of the purchase price the Offered Securities in the form of one or more permanent global Securities in definitive form (the "GLOBAL SECURITIES") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent Global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Offering Document. Payment for the Offered Securities shall be made by the Initial Purchasers in Federal (same day) funds by wire transfer to an account previously designated by the Issuer to CSFBC at a bank acceptable to CSFBC at the office of Cravath, Swaine & Moore at 10:00 A.M. (New York time), on April 7, 1999, or at such other time not later than seven full business days thereafter as CSFBC and the Issuer determine, such time being herein referred to as the "CLOSING DATE," against delivery to the Trustee as custodian for DTC of the Global Securities representing all of the Offered Securities. The Global Securities will be made available for checking at the above office at least 24 hours prior to the Closing Date.

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         4.  REPRESENTATIONS BY INITIAL PURCHASERS; RESALE BY INITIAL
PURCHASERS.

                  (a) Each Initial Purchaser severally represents and warrants to the Issuer that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

                  (b) Each Initial Purchaser severally acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Each Initial Purchaser severally represents and agrees that it has offered and sold the Offered Securities and will offer and sell the Offered Securities (i) as part of their distribution at any time and (ii) otherwise until the later of the commencement of the offering and the Closing Date, only in accordance with Rule 144A ("RULE 144A") or Rule 903 under the Securities Act. Accordingly, neither such Initial Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Offered Securities, and such Initial Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. Terms used in this subsection (b) have the meanings given to them by Regulation S.

                  (c) Each Initial Purchaser severally represents, warrants and agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for any such arrangements with the other Initial Purchasers or affiliates of the other Initial Purchasers or with the prior written consent of the Issuer.

                  (d) Each Initial Purchaser severally agrees that it and each of its affiliates or anyone acting on its behalf will not offer or sell the Offered Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or
         (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Initial Purchaser severally agrees, with respect to resales made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

                  (e) Each of the Initial Purchasers severally represents, warrants and agrees that (i) it has not offered or sold and prior to the date six months after the date of issue of the Offered Securities will not offer or sell any Offered Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Offered Securities in, from or otherwise involving the United Kingdom; and
         (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Offered Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

                  (f) Salomon Smith Barney Inc. represents, warrants and agrees that it and each of its affiliates will not engage in market making activities with respect to the Offered Securities for which the Securities Act requires the delivery of a prospectus.

         5. CERTAIN AGREEMENTS OF THE ISSUER. The Issuer agrees with the several Initial Purchasers that:

                  (a) The Issuer will advise CSFBC promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without CSFBC's consent, which consent will not be unreasonably withheld. If, at any time prior to the completion of the initial resale of the Offered Securities by the Initial Purchasers any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any such time to amend or supplement the Offering Document to comply with any applicable law, the Issuer promptly will notify CSFBC of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission or effect such compliance. Neither CSFBC's consent to, nor the Initial Purchasers' delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                  (b) The Issuer will furnish to CSFBC copies of the Offering Document and all amendments and supplements to such Offering Document, in each case as soon as available and in such quantities as CSFBC reasonably requests, and the Issuer will furnish to CSFBC on the date hereof three copies of the Offering Document signed by a duly authorized officer of the Issuer, one of which will include the independent accountants' reports therein manually signed by such independent accountants. At any time when the Issuer is not subject to
         Section 13 or 15(d) of the Exchange Act, the Issuer will promptly furnish or cause to be furnished to CSFBC (and, upon request, to each of the other Initial Purchasers) and, upon request of holders and prospective purchasers of the Offered Securities, to such holders and purchasers, a reasonable number of copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities. The Issuer will pay the expenses of printing and distributing to the Initial Purchasers all such documents.

                  (c) The Issuer, in cooperation with the Initial Purchasers and their counsel, will arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States and Canada as CSFBC designates and will continue such qualifications in effect so long as required for the resale of the Offered Securities by the Initial Purchasers provided that the Issuer will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such state.

                  (d) During the period of three years hereafter, the Issuer will furnish to CSFBC and, upon request, to each of the other Initial Purchasers, as soon as practicable after the end of each fiscal year, a copy of its annual report to shareholders for such year, if any such report is prepared and circulated; and the Issuer will furnish to CSFBC and, upon request, to each of the other Initial Purchasers as soon as available, a copy of each report and any definitive proxy statement of the Issuer filed with the Commission under the Exchange Act or mailed to shareholders.

                  (e) During the period of two years hereafter or, if earlier, until such time as the Offered Securities are no longer restricted securities (as defined in Rule 144 under the Securities Act), the

         Issuer will, upon request, furnish to CSFBC, each of the other Initial Purchasers and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.

                  (f) During the period of two years hereafter or, if earlier, until such time as the Offered Securities are no longer restricted securities (as defined in Rule 144 under the Securities Act), the Issuer will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Offered Securities that have been reacquired by any of them.

                  (g) During the period of two years hereafter or, if earlier, until such time as the Offered Securities are no longer restricted securities (as defined in Rule 144 under the Securities Act), the Issuer will not be or become an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

                  (h) The Issuer will pay all expenses incidental to the performance of its obligations under the Operative Documents, including
         (i) the fees and expenses of the Trustee and its professional advisers;
         (ii) all expenses in connection with the execution, issuance, authentication, packaging and initial delivery of the Offered Securities, the preparation and printing of the Offered Securities, the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Offered Securities; (iii) the cost of qualifying the Offered Securities for trading in The PortalSM Market ("PORTAL") of The Nasdaq Stock Market, Inc. and any expenses incidental thereto; (iv) the cost of any advertising approved by the Issuer in connection with the issuance of the Offered Securities; (v) for any expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto; (vi) for any fees charged by investment rating agencies for the rating of the Offered Securities; and (vii) for expenses incurred in distributing the Offering Document (including any amendments and supplements thereto) to the Initial Purchasers. The Issuer will reimburse the Initial Purchasers for all travel expenses of Issuer's officers and employees and any other expenses of the Issuer in connection with attending or hosting meetings with prospective purchasers of the Offered Securities.

                  (i) In connection with the offering, until CSFBC shall have notified the Issuer and the other Initial Purchasers of the completion of the resale of the Offered Securities, neither the Issuer nor any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest, any Offered Securities or attempt to induce any person to purchase any Offered Securities; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities.

                  (j) For a period of 90 days after the date of the initial offering of the Offered Securities by the Initial Purchasers, neither the Issuer nor the Subsidiaries will offer, sell, contract to sell, pledge, or otherwise dispose of, directly or indirectly, any United States dollar-denominated debt securities issued or guaranteed by the Issuer, FSC Semiconductor or any Subsidiary in any transaction involving a public offering or a private placement in connection with intended resale under Rule 144A under the Securities Act and having a maturity of more than three years from the date of issue or publicly disclose the intention to make any such offer, sale, pledge or disposal, without the prior written consent of CSFBC. Neither FSC Semiconductor, the Issuer, nor any Subsidiary will at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by
         Section 4(2) of the Securities Act or the safe harbor of Regulation S thereunder to cease to be applicable to the offer and sale of the Offered Securities.

                  (k) The Issuer will apply the net proceeds of the offering and the sale of the Offered Securities in the manner set forth in the Offering Document under the caption "Sources and Uses of Proceeds."

                  (l) The Issuer will deposit the proceeds of the sale of the Offered Securities into an escrow account, pursuant to the terms of the Escrow Agreement to be dated April 7, 1999 between the Issuer and United States Trust Company of New York, as Escrow Agent.

                  (m) The Issuer will not be in default, or will have received an appropriate waiver with respect to any default, under its Amended and Restated Credit Facility dated as of March 11, 1997.

         6. CONDITIONS OF THE OBLIGATIONS OF THE INITIAL PURCHASERS. The obligations of the several Initial Purchasers to purchase and pay for the Offered Securities will be subject to the accuracy of the representations and warranties on the part of the Issuer and each Guarantor herein in all material respects, except to the extent such representations and warranties are already qualified by materiality in Section 2 herein, to the accuracy of the statements of officers of the Issuer and each Guarantor made pursuant to the provisions hereof, to the performance by the Issuer and each Guarantor of their obligations hereunder and to the following additional conditions precedent:

                  (a) The Initial Purchasers shall have received a letter, dated the date of this Agreement, of KPMG Peat Marwick LLP, independent auditors for the Issuer and FSC Semiconductor, substantially in the form of Exhibit A hereto and acceptable to the Initial Purchasers.

                  (b) The Initial Purchasers shall have received a letter, dated the date of this Agreement, of Samil Accounting Corporation, independent auditors for the PD Business, substantially in the form of Exhibit B hereto and acceptable to the Initial Purchasers.

                  (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) a change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the reasonable judgment of CSFBC, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market, or (ii) any change, or any development or event involving a prospective change, in the financial condition, business, properties or results of operations of the Issuer, FSC Semiconductor and the Subsidiaries taken as a whole or of the PD Business which, in the reasonable judgment of CSFBC, is material and adverse and makes it impractical or inadvisable to proceed with the completion of the offering or the sale of and payment for the Offered Securities; (iii) any downgrading in the rating of any debt securities of the Issuer by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Issuer (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iv) any suspension or limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Issuer on any exchange or in the over-the-counter market; (v) any banking moratorium declared by Federal or New York authorities; or (vi) any outbreak or escalation of major hostilities in which the United States or Korea is involved, any declaration of war by Congress or the Korean government or any other substantial national or international calamity or emergency if, in the reasonable judgment of a majority in interest of the Initial Purchasers, including CSFBC, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with the completion of the offering or sale of and payment for the Offered Securities.

                  (d) Concurrently with or prior to the issuance and sale of the Offered Securities by the Issuer, the Transactions shall be consummated on terms that conform in all material respects to the description thereof in the Offering Document and the Transaction Documents; PROVIDED, HOWEVER, that in order to satisfy certain requirements of Korean law, the Acquisition may be consummated after the issuance and sale of the Offered Securities; and the Initial Purchasers shall have received true and correct copies of all documents pertaining thereto and evidence reasonably satisfactory to the Initial Purchasers of the consummation thereof.

                  (e) Concurrently with or prior to the issuance and sale of the Offered Securities by the Issuer, the Issuer and each Guarantor party thereto shall have entered into the Transaction Agreements; PROVIDED, HOWEVER, that in order to satisfy certain requirements of Korean law, the Transaction Agreements may be entered into after the issuance and sale of the Offered Securities. There shall exist at and as of the later of the Closing Date and the date of the consummation of the Acquisition (after giving effect to the transactions contemplated by this Agreement and the Transactions) no condition that would constitute a default (or an event that with notice or lapse of time, or both, would constitute a default) under any Transaction Agreement.

                  (f) The Initial Purchasers shall have received an opinion, dated the Closing Date, of Daniel E. Boxer, General Counsel of the Issuer, that:

                            (i) Each of the Subsidiaries is a corporation in
                  good standing under the laws of the jurisdiction of its incorporation, with corporate power and corporate authority to own its properties and conduct its businesses as described in the Offering Circular; and is duly qualified to do business as a foreign corporation and is in good standing in the jurisdictions listed in such opinion;

                            (ii) except as disclosed in the Offering Documents,
                  insofar as is known to such counsel, there are no actions, suits or proceedings threatened or pending against the Subsidiaries or any of their respective properties that if determined adversely to any Subsidiary would be reasonably likely to have a Material Adverse Effect.

                  (g) The Initial Purchasers shall have received an opinion, dated the Closing Date, of Dechert Price & Rhoads, counsel for the Issuer, that:

                           (i) the Issuer is a corporation in good standing
                  under the laws of the State of Delaware, with corporate power and corporate authority to own its properties and conduct its businesses as described in the Offering Circular; and the Issuer is duly qualified to do business as a foreign corporation and is in good standing in the jurisdictions listed in such opinion;

                           (ii) each Guarantor is a corporation in good standing
                  under the laws of the State of Delaware;

                           (iii) insofar as is known to such counsel, to the
                  extent the Offering Circular contains summaries of statutes, legal proceedings or documents (or provisions thereof) referred to therein, such statements are true and correct in all material respects;

                           (iv) the Issuer and the Guarantors have duly
                  authorized the execution, delivery and performance of the Operative Documents and the consummation of the transactions contemplated thereby;

                           (v) the Operative Documents constitute valid and
                  legally binding obligations of the Issuer and each Guarantor, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, general equitable principles and the discretion of courts in granting equitable remedies and except that any rights to indemnity and contribution may be limited or prohibited by Federal and state securities laws and public policy considerations; the Offered Securities have been duly authorized and executed by the Issuer and conform to the description thereof contained in the Offering Document and the Indenture and, when duly authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of the Issuer, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, general equitable principles and the discretion of the courts in granting equitable remedies;

                           (vi) assuming the accuracy of the representation and
                  warranty of the Issuer and the Guarantors contained in Section 2(x) of this Agreement and the accuracy of the representations and warranties of the Initial Purchasers contained in Section 4 of this Agreement, no consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the performance by each of the Issuer and the Guarantors of its obligations under the Operative Documents or in connection with the issuance and sale of the Offered Securities by the Issuer, except such as have been obtained or made or as may be required under the Securities Act or the Exchange Act and the rules and regulations of the Commission thereunder with respect to the Registration Rights Agreement and the transactions contemplated thereunder and such as may be required by state securities or blue sky laws in connection with the offer and sale of the Offered Securities;

                           (vii) the execution, delivery and performance of the
                  Operative Documents and the Transaction Agreements by the Issuer and the Guarantors (to the extent a party thereto) and the issuance and sale of the Offered Securities by the Issuer and compliance with the terms and provisions of the foregoing will not (A) result in a breach or violation of any of the terms and provisions of (1) any material New York or Federal statute, rule or regulation applicable to the Issuer or the Guarantors or (2) any order of any governmental agency or body or any court having jurisdiction over the Issuer or the Guarantors or any of their properties and which order is known to such counsel, or (B) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any Transaction Agreements (upon execution and delivery of such Transaction Agreements) listed in such opinion, or (C) result in a violation of the charter or by-laws of the Issuer or the Guarantors;

                           (viii) other than those already obtained or applied
                  for, no consent, approval, authorization or order of, or filing with, any New York or Federal governmental agency or body or any New York or Federal court is required in connection with the consummation of the transactions contemplated by the Transaction Agreements by the Issuer or the Guarantors, except for such consents, approvals, authorizations, orders or filings the failure of which to obtain or make would not result in a Material Adverse Effect;

                           (ix) each of the Transaction Agreements has been duly
                  authorized by each of the Issuer and the Guarantors (to the extent a party thereto) and each of the Transaction Agreements listed in such opinion will, when duly executed, constitute a valid and legally binding obligation of each of the Issuer or the Guarantors (to the extent a party thereto) and is enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally, general equitable principles and the discretion of the courts in granting equitable remedies;

                           (x) except as disclosed in the Offering Documents,
                  insofar as is known to such counsel, there are no actions, suits or proceedings threatened or pending against the Issuer or the Guarantors or any of their respective properties that if determined adversely to the Issuer or any such Guarantor would be reasonably likely to have a Material Adverse Effect;

                           (xi) neither the Issuer or any Guarantor is an
                  open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "INVESTMENT COMPANY ACT"), nor is either a closed-end investment company required to be registered, but not registered, thereunder; and neither the Issuer or any Guarantor is nor, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Documents, will be, an "investment company" as defined in the Investment Company Act; and

                           (xii) assuming the accuracy of the representations
                  and warranties of the Initial Purchasers contained in Section 4 of this Agreement, it is not necessary in connection with the offer and sale of the Offered Securities in the manner contemplated by this Agreement to register the Offered Securities under the Securities Act (it being understood that no opinion shall be expressed as to any subsequent resale of any Offered Securities), or to qualify the Indenture under the Trust Indenture Act.

                  In addition, such counsel shall state in a separate letter that they have participated in conferences with officers and other representatives of the Issuer and representatives of the Initial Purchasers and its counsel during which the contents of the Offering Circular and related matters were discussed and reviewed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Circular, on the basis of the information that was developed in the course of the performance of the services referred to above, considered in the light of such counsel's understanding of the applicable law, that nothing came to their attention that caused them to believe that the Offering Circular or any supplement thereto made prior to the Closing Date (other than the financial statements and schedules and the other financial and statistical data included therein, as to which such counsel need express no belief), as of the date of the Offering Circular or any such supplement thereto and as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York, the General Corporation Law of the State of Delaware or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel who are satisfactory to counsel for the Initial Purchasers (which opinion will be attached thereto) and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion may be limited to the General Corporation Law of the State of Delaware and the laws of the State of New York, and the Federal laws of the United States.

                  (h) The Initial Purchasers shall have received from Cravath, Swaine & Moore, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Issuer, the validity of the Offered Securities, the Offering Circular, the exemption from registration for the offer and sale of the Offered Securities by the Issuer to the several Initial Purchasers and the resales by the several Initial Purchasers as contemplated hereby and other related matters as CSFBC may require, and the Issuer shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (i) The Initial Purchasers shall have received an opinion, dated the Closing Date, from Kim & Chang, special counsel for the Issuer, substantially in the form of Exhibit C hereto and acceptable to the Initial Purchasers.

                  (j) The Initial Purchasers shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of each of the Issuer and each Guarantor in which such officers, to the best of their knowledge after reasonable investigation and in their capacity as such officers, on behalf of the Issuer and the Guarantors, as appropriate, shall state that the representations and warranties of the Issuer and the Guarantors, as appropriate, in this Agreement are true and correct, that the Issuer and the Guarantors, as appropriate, have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date and that, subsequent to the dates of the most recent financial statements of the Issuer in the Offering Document, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of FSC Semiconductor, the Issuer and the Subsidiaries, taken as a whole, except as set forth in or contemplated by the Offering Document or as described in such certificate.

                  (k) The Initial Purchasers shall have received a letter, dated the Closing Date, of KPMG Peat Marwick LLP which meets the requirements of subsection (a) of this Section 6, except that the specified date referred to in such subsection will be a date not more than five business days prior to the Closing Date for the purposes of this subsection (k).

                  (l) The Initial Purchasers shall have received a letter, dated the Closing Date, of Samil Accounting Corporation which meets the requirements of subsection (b) of this Section 6, except that the specified date referred to in such subsection will be a date not more than three business days prior to the Closing Date for the purposes of this subsection (l).

                  (m) Each Guarantor shall have become a party to this Agreement and the Registration Rights Agreement and shall be subject to all the terms and provisions of each, and all representations and warranties regarding each Guarantor contained herein shall be true and correct.

                  (n) The Issuer will furnish the Initial Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Initial Purchasers reasonably request. CSFBC may in its sole discretion waive on behalf of the Initial Purchasers compliance with any conditions to the obligations of the Initial Purchasers hereunder.

         7. INDEMNIFICATION AND CONTRIBUTION. (a) The Issuer and the Guarantors will jointly and severally indemnify and hold harmless each Initial Purchaser, its partners, directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Initial Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, including any losses, claims, damages or liabilities arising out of or based upon the Issuer's failure to perform its obligations under Section 5(a) of this Agreement, and will reimburse each Initial Purchaser for any legal or other expenses reasonably incurred by such Initial Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that the Issuer and the Guarantors will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Issuer by any Initial Purchaser through CSFBC specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below; and PROVIDED FURTHER, HOWEVER, that the foregoing indemnity with respect to the Preliminary Offering Circular shall not inure to the benefit of the Initial Purchaser from whom the person asserting any such losses, claims, damages, liabilities or actions in respect thereof purchased Offered Securities to the extent that such losses, claims, damages, liabilities or actions in respect thereof of such Initial Purchaser result from a fact that such Initial Purchaser sold Offered Securities to a person in an initial resale to whom there was not sent or given, at or prior to the written confirmation of the sale of such Offered Securities, a copy of the Offering Circular (as amended or supplemented), if the Company had previously furnished a copy of such amendments or supplements to such Initial Purchaser, and the losses, claims, damages, liabilities or actions in respect thereof of such Initial Purchaser result from an untrue statement or omission of a material fact contained in the Preliminary Offering Circular, which was corrected in the Offering Circular.

         (b) Each Initial Purchaser will severally and not jointly indemnify and hold harmless each of the Issuer, each Guarantor, their directors and officers and each person, if any, who controls each of the Issuer and each Guarantor within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities to which each of the Issuer and each Guarantor may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer by such Initial Purchaser through CSFBC specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Issuer or any Guarantor in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the following information in the Offering Document: the paragraphs three, four (second sentence only), five, seven (second and third sentences only), eight, nine and ten (second, third, fourth, seventh and eighth sentences only) under the caption "Plan of Distribution."

         (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party (i) will not relieve it from liability under subsection (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this
Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

         (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer on the one hand and the Initial Purchasers on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer on the one hand and the Initial Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Issuer on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Issuer bear to the total discounts and commissions received by the Initial Purchasers from the Issuer under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities purchased by it were resold exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Initial Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

         (e) The obligations of each of the Issuer and each Guarantor under this
Section 7 shall be in addition to any liability which each of the Issuer and each Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Initial Purchasers under this Section 7 shall be in addition to any liability which the respective Initial Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls each of the Issuer and each Guarantor within the meaning of the Securities Act or the Exchange Act.

         8. DEFAULT OF INITIAL PURCHASERS. If any Initial Purchaser or Purchasers default in their obligation to purchase Offered Securities hereunder and the aggregate principal amount of the Offered Securities that such defaulting Initial Purchaser or Purchasers agreed but failed to purchase does not exceed 10% of the total principal amount of the Offered Securities, CSFBC may make arrangements satisfactory to the Issuer for the purchase of such Offered Securities by other persons, including any of the Initial Purchaser or Purchasers, but if no such arrangements are made by the Closing Date, the non-defaulting Initial Purchaser or Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Initial Purchaser or Purchasers agreed but failed to purchase. If any Initial Purchaser or Purchasers so defaults and the aggregate principal amount of the Offered Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of the Offered Securities and arrangements satisfactory to CSFBC and the Issuer for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser or Purchasers or the Issuer, except as provided in Section 9. As used in this Agreement, the term "INITIAL PURCHASER" includes any person substituted for an Initial Purchaser or Purchasers under this Section 8. Nothing herein will relieve a defaulting Initial Purchaser from liability for its default.

         9. SURVIVAL OF CERTAIN REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties and other statements of each of the Issuer and each Guarantor or their officers and of the several Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Initial Purchaser, the Issuer, any Guarantor or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Initial Purchasers is not consummated, each of the Issuer and each Guarantor shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Issuer, the Guarantors and the Initial Purchasers pursuant to Section 7 shall remain in effect. If the purchase of the Offered Securities by the Initial Purchasers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to
Section 8 or the occurrence of any event specified in clause (i), (iii), (iv),
(v) or (vi) of Section 6(c), the Issuer and the Guarantors will reimburse the Initial Purchasers for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) reasonably incurred by them as Initial Purchasers in connection with the offering of the Offered Securities.

         10. NOTICES. All communications hereunder will be in writing and, if sent to the Initial Purchasers, will be mailed, delivered or telegraphed and confirmed to the Initial Purchasers, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department - Transactions Advisory Group, or, if sent to the Issuer or the Guarantors, will be mailed, delivered or telegraphed and confirmed to it at Fairchild Semiconductor Corporation, 333 Western Avenue, Mail Stop 01-00, South Portland, ME 04106, Attention: General Counsel; PROVIDED,

HOWEVER, that any notice to an Initial Purchaser pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Initial Purchaser.

         11. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Issuer as if such holders were parties hereto.

         12. REPRESENTATION OF INITIAL PURCHASERS. You will act for the several Initial Purchasers in connection with this purchase, and any action under this Agreement taken by you jointly or by CSFBC will be binding upon all of the Initial Purchasers.

         13. REPRESENTATIONS AND AGREEMENTS OF THE GUARANTORS. All representations and warranties regarding the Guarantors shall be deemed to have been made as of, and all agreements of the Guarantors shall be effective following, the date any Guarantor becomes a party hereto. Notwithstanding this
Section 13, this Agreement will be binding as between the Issuer and the Initial Purchasers as of and following the date hereof.

         14. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         15. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         The Issuer and the Guarantors hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         If the foregoing is in accordance with the Initial Purchasers' understanding of our agreement, kindly sign and return to the Issuer one of the counterparts hereof, whereupon it will become a binding agreement among the Issuer, the Guarantors and the several Initial Purchasers in accordance with its terms.


                                       Very truly yours,

                                       FAIRCHILD SEMICONDUCTOR CORPORATION,

                                       by:
                                         --------------------------------------
                                         Name:
                                         Title:


                                       FSC SEMICONDUCTOR CORPORATION,
                                       as Guarantor,

                                       by:
                                         --------------------------------------
                                         Name:
                                         Title:


                                       FAIRCHILD SEMICONDUCTOR CORPORATION
                                       OF CALIFORNIA ,
                                       as Guarantor,

                                       by:
                                         --------------------------------------
                                         Name:
                                         Title:





The foregoing Purchase Agreement
    is hereby confirmed and accepted as
     of the date first above written.

CREDIT SUISSE FIRST BOSTON CORPORATION
MORGAN STANLEY & CO. INCORPORATED
SALOMON SMITH BARNEY INC.
FLEET SECURITIES, INC.

Acting on behalf of themselves and as the Representatives of the several Initial Purchasers.

CREDIT SUISSE FIRST BOSTON CORPORATION




         by:
                --------------------------------
                Name:
                Title:

                                   SCHEDULE A



                                                                                PRINCIPAL AMOUNT OF
                   INITIAL PURCHASER                                             OFFERED SECURITIES
                   -----------------                                            -------------------
Credit Suisse First Boston Corporation.....................................         $150,000,000
Morgan Stanley & Co. Incorporated..........................................           63,000,000
Salomon Smith Barney Inc...................................................           63,000,000
Fleet Securities, Inc......................................................           24,000,000
                                                                                    -------------
                           Total...........................................         $300,000,000
                                                                                    =============

                                   SCHEDULE B



          SUBSIDIARY                                             PLACE OF INCORPORATION
          -----------                                           ------------------------

FAIRCHILD SEMICONDUCTOR LIMITED                                        United Kingdom
Fairchild Semiconductor GmbH                                           Germany
Fairchild Semiconductor Asia Pacific Pte. Ltd.                         Singapore
Fairchild Semiconductor (Malaysia) Sdn. Bhd.                           Malaysia
Fairchild Semiconductor Hong Kong Limited                              Hong Kong
Fairchild Semiconductor Hong Kong (Holdings) Limited                   Hong Kong
Fairchild Semiconductor Japan K.K.                                     Japan
Fairchild Semiconductor Srl                                            Italy
Fairchild Semiconductors de Mexico S. de R.L. de C.V.                  Mexico

                                    EXHIBIT A
   Form of Comfort Letter of KPMG Peat Marwick LLP, pursuant to Section 6(a).

                                    EXHIBIT B
Form of Comfort Letter of Samil Accounting Corporation, pursuant to Section 6(b)

                                    EXHIBIT C
            Form of Opinion of Kim & Chang, pursuant to Section 6(i)


         1. Fairchild Korea Semiconductor Ltd. ("Fairchild Korea") is a limited liability company (chusik hoesa) duly organized and validly existing under the laws of the Republic of Korea; and Fairchild Korea has the corporate power to own its property and conduct its business in accordance with its Articles of Incorporation and to purchase and acquire the power device division of Samsung in accordance with the Business Transfer Agreement.

         2. The purchase and acquisition by Fairchild Korea of the power device division of Samsung in accordance with the Business Transfer Agreement will not violate or conflict with any agreement or instrument to which Fairchild Korea is subject to and is known to us, Fairchild Korea's Articles of Incorporation, or any provision of any Korean statute, rule or regulation with the effect of law.

         3. The Business Transfer Agreement has been duly executed and delivered by Samsung and constitutes the valid and legally binding obligation of Samsung, enforceable against Samsung in accordance with its terms (assuming finalization of the Schedules attached thereto).

         4. Notwithstanding that certain other licenses and permits may be required for Fairchild Korea to conduct its business, no separate business license is necessary under the Korean laws in order for Fairchild Korea to engage in developing, manufacturing and selling power device products.